ING MUTUAL FUNDS

ING Global Value Choice Fund (“Fund”)

Supplement dated June 10, 2011

to the Fund’s Class A, Class B, Class C, Class I, and

Class W Prospectus (“Prospectus”) and to the Fund’s

Class A, Class B, Class C, Class I, and Class W

Statement of Additional Information (“SAI”)

each dated February 28, 2011

Effective at the close of business on July 29, 2011, the Fund will be closed to new investments with certain exceptions. Effective at the close of business July 29, 2011, the Fund’s Prospectus and SAI will be revised as follows:

The following paragraph is added prior to the section entitled “How to Buy Shares – Class A, Class B and Class C Shares” of the Fund’s Prospectus and added prior to the section entitled “Purchase and Redemption of Shares – Redemptions” found on page 204 of the Fund’s SAI:

ING Global Value Choice Fund Closure

The Fund is closed to new investments except for investments by: (1) existing shareholders of record as of July 29, 2011; and (2) retirement plans that purchase shares of the Fund prior to October 31, 2011. The closure does not affect share purchases through the reinvestment of dividends and distributions. In addition, the Adviser and Distributor each reserve the right, at any time, to modify or eliminate these restrictions, including on a case-by-case basis.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE